MLMT 2004-KEY2                STRUCTURAL TERM SHEET                    9/16/2004

                     MERRILL LYNCH MORTGAGE TRUST 2004-KEY2

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-KEY2
         ---------------------------------------------------------------

                               STRUCTURAL OVERVIEW
                               -------------------
                              OFFERED CERTIFICATES

                                   INITIAL             APPROX.
         EXPECTED RATINGS        CERTIFICATE        TOTAL INITIAL
         ----------------   PRINCIPAL BALANCE OR        CREDIT
  CLASS   FITCH   MOODY'S    NOTIONAL AMOUNT (1)       SUPPORT
  -----   -----   -------    -------------------       -------
    A-1    AAA      Aaa         $59,000,000        14.000%
    A-2    AAA      Aaa        $193,737,000        14.000%
    A-3    AAA      Aaa         $92,126,000        14.000%
    A-4    AAA      Aaa        $345,746,000        14.000%
     B      AA      Aa2         $26,474,000        11.625%
     C     AA-      Aa3          $8,361,000        10.875%
     D      A        A2         $22,295,000         8.875%
     E      A-       A3         $12,540,000         7.750%
     -      --       --         -----------         ------

             APPROX.
           PERCENTAGE
           OF INITIAL        WEIGHTED      PRINCIPAL     ASSUMED FINAL
            MORTGAGE         AVERAGE         WINDOW      DISTRIBUTION
  CLASS   POOL BALANCE   LIFE (YEARS)(2) (MON./YR.)(2)      DATE(2)    RATE TYPE
  -----   ------------   -----------------------------      -------    ---------

    A-1        5.293%        2.5368       10/04-06/09       6/12/09       (3)
    A-2       17.380%        5.2983       06/09-10/10      10/12/10       (3)
    A-3        8.264%        7.6949       10/10-05/14       5/12/14       (3)
    A-4       31.016%        9.8185       05/14-09/14       9/12/14       (3)
     B         2.375%        9.9528       09/14-09/14       9/12/14       (3)
     C         0.750%        9.9528       09/14-09/14       9/12/14       (3)
     D         2.000%        9.9528       09/14-09/14       9/12/14       (3)
     E         1.125%        9.9528       09/14-09/14       9/12/14       (3)
     -        ------         ------       -----------       -------       --

NON-OFFERED CERTIFICATES

                                         INITIAL             APPROX.
            EXPECTED RATINGS            CERTIFICATE       TOTAL INITIAL
            ----------------      PRINCIPAL BALANCE OR        CREDIT
   CLASS    FITCH    MOODY'S       NOTIONAL AMOUNT(1)        SUPPORT
   -----    -----    -------       ------------------        -------
    A-1A      (4)       (4)          $268,059,000            14.000%
      F       (4)       (4)           $15,328,000            6.375%
      G       (4)       (4)           $11,147,000            5.375%
      H       (4)       (4)           $15,328,000            4.000%
      J       (4)       (4)           $6,967,000             3.375%
      K       (4)       (4)           $5,573,000             2.875%
      L       (4)       (4)           $4,181,000             2.500%
      M       (4)       (4)           $2,786,000             2.250%
      N       (4)       (4)           $2,787,000             2.000%

      P       (4)       (4)           $5,574,000             1.500%
      Q       (4)       (4)           $16,721,373             N/A
     XC       (4)       (4)                 $(5)              N/A
     XP       (4)       (4)                 $(5)              N/A
     --       ---       ---                 ----

     DA     N/A       N/A               $410,000              N/A
     --     ---       ---               --------

              APPROX.
            PERCENTAGE
            OF INITIAL      WEIGHTED      PRINCIPAL    ASSUMED FINAL
             MORTGAGE     AVERAGE LIFE      WINDOW     DISTRIBUTION
   CLASS   POOL BALANCE    (YEARS)(2)   (MON./YR.)(2)     DATE(2)      RATE TYPE
   -----   ------------    ----------   -------------     -------      ---------

    A-1A        24.047%         (4)         (4)           (4)             (3)
      F          1.375%         (4)         (4)           (4)             (3)
      G          1.000%         (4)         (4)           (4)             (3)
      H          1.375%         (4)         (4)           (4)             (3)
      J          0.625%         (4)         (4)           (4)             (3)
      K          0.500%         (4)         (4)           (4)             (3)
      L          0.375%         (4)         (4)           (4)             (3)
      M          0.250%         (4)         (4)           (4)             (3)
      N          0.250%         (4)         (4)           (4)             (3)
      P          0.500%         (4)         (4)           (4)             (3)
      Q          1.500%         (4)         (4)           (4)             (3)
     XC            N/A          (4)         (4)           (4)           Variable
     XP            N/A          (4)         (4)           (4)           Variable
     DA            N/A          (6)         (6)           (6)             (6)

(1) In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2) As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates (except in the case of ARD loans which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions described in the prospectus supplement.

(3) The pass-through rates on the class A-1, class A-2, class A-3, class A-4, class A-1A, class B, class C, class D, class E, class F, class G, class H, class
J, class K, class L, class M, class N, class P and class Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii)
a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage.

(4) Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(5) The class XC and class XP certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.
The class R-LR, class R-I, class R-II, class Z and class DA certificates are not offered by the prospectus supplement or represented in the table above. Any information provided herein regarding the terms of those certificates is provided only to enhance your understanding of the offered certificates and the overall transaction.

(6) Class DA is entitled to payments on the B note from Dearbrook Apartments mortgage loan. The B note is not pooled with other loans in the trust. It is not offered.

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Fenner & Smith Incorporated, J.P. Morgan Securities Inc., KeyBanc Capital
Markets, a Division of McDonald Investments Inc., and Deutsche Bank Securities
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pertain to securities that ultimately are not sold. The information contained in
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